UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

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☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

COHEN & STEERS SELECT UTILITY FUND, INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN FUND LTD.
ARTHUR D. LIPSON
WILLIAM J. ROBERTS
MATTHEW S. CROUSE
LYNN D. SCHULTZ

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Western Investment LLC (“Western Investment”), together with the other participants named herein, is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the election of three nominees as directors at the 2008 annual meeting of stockholders (the “Annual Meeting”) of Cohen & Steers Select Utility Fund, Inc. (the “Fund”).  Western Investment has filed a proxy statement with the SEC with regard to the Annual Meeting.

Item 1: On March 21, 2008, Western Investment mailed the following letter to holders of the Fund’s Auction Market Preferred Shares:

March 21, 2008

Dear Fellow Preferred Stockholder:

YOU CANNOT SELL PREFERRED SHARES FOR THE $25,000 YOU PAID

MANAGEMENT HAS NO DEFINITIVE SOLUTION TO THIS CRISIS

WESTERN INVESTMENT PROPOSES THAT THE FUND REDEEM
PREFERRED SHARES AT $25,000

We are seeking your support to put shareholder representation on the Board of Directors of Cohen & Steers Select Utility Fund, Inc.  The enclosed letter outlines our suggested plan to provide preferred stockholders with sorely needed liquidity. Also enclosed is a recent article from the New York Times that highlights our efforts.

You should soon be receiving proxy materials from your bank or broker. As the meeting is only a few days away, please vote your shares via telephone or Internet as soon as possible.

Very truly yours,

Arthur D. Lipson
Western Investment LLC

ATTENTION STOCKHOLDERS:
VOTE THE GREEN PROXY TODAY.

IF YOU HAVE ALREADY RETURNED A WHITE PROXY TO THE FUND’S MANAGEMENT, EITHER DIRECTLY OR OVER THE PHONE OR INTERNET, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE.

IF YOU HAVE ANY QUESTIONS ABOUT
HOW TO VOTE YOUR GREEN WESTERN INVESTMENT PROXY, PLEASE CONTACT THE FIRM ASSISTING US IN THIS SOLICITATION:

INNISFREE M&A INCORPORATED
CALL TOLL-FREE AT: (877) 687-1873

BANKS AND BROKERS PLEASE CALL COLLECT:
212-750-5833